Exhibit 1.1

7,511,000 American Depositary Shares

Representing

60,088,000 Class A Ordinary Shares

(par value US$0.0001 per share)

M17 Entertainment Limited

UNDERWRITING AGREEMENT

June [•], 2018

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

As Representatives of the
                        Several Underwriters

c/o       Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

United States

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

United States

Ladies and Gentlemen:

M17 Entertainment Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several underwriters (the “Underwriters”) named on Schedule I hereto for whom you are acting as representatives (the “Representatives”) an aggregate of 7,511,000 American Depositary Shares (the “Firm ADSs”), representing 60,088,000 Class A ordinary shares, par value US$0.0001 per share, of the Company (the “Class A Ordinary Shares”). The Company also proposes to sell at the Underwriters’ option 1,126,650 additional American Depositary Shares (the “Option ADSs”), representing 9,013,200 additional shares of the Class A Ordinary Shares. The Firm ADSs and the Option ADSs that the Representatives elect to purchase are herein collectively called the “ADSs”. The Class A Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares” and the Class A Ordinary Shares represented by the Option ADSs are herein called the “Option Shares”, and the Firm Shares and the Option Shares are herein collectively called the “Shares”.

As the Representatives, you have advised the Company that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names on Schedule I hereto, plus their pro rata portion of the Option ADSs if you elect to exercise the option in whole or in part for the accounts of the several Underwriters.

The Underwriters will take delivery of the Shares in the form of American Depositary Shares (the “American Depositary Shares” or “ADSs”). The American Depositary Shares are to be issued pursuant to a Deposit Agreement dated as of June [•], 2018 (the “Deposit Agreement”) among the Company, Citibank, N.A., as Depositary (the “Depositary”), and the owners and holders from time to time of the American Depositary Shares issued under the Deposit Agreement. Each American Depositary Share will initially represent the right to receive one Ordinary Share deposited pursuant to the Deposit Agreement.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.                                      Representations and Warranties of the Company.

(a)                                 The Company represents and warrants to each of the Underwriters as follows:

(i)                                     A registration statement on Form F-1 (File No. 333-224894) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission.  Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you.  Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement”, which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this underwriting agreement (this “Agreement”).  “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus”.  Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference there-in, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the ADSs by the Underwriters.

(ii)                                  As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as such dates are hereinafter defined), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below), and the other information, if any, stated in Schedule II hereto to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [•] p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”) that is identified on Schedule II hereto.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 under the Act, including without limitation any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations of the Act (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) excepted from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares and the ADSs or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” means the Preliminary Prospectus dated May 25, 2018.

(iii)                               A registration statement on Form F-6 (File No. 333-225114) in respect of the ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”) has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)                              A registration statement on Form 8-A (File No. 001-38507) in respect of the registration of the Shares and ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(v)                                 The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each of the Company’s direct and indirect subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) has been listed in Schedule V-A hereto, each of the branches in which the Company conduct its business operations has been listed in Schedule V-B hereto (each a “Branch” and collectively, the “Branches”), and each of the entities through which the Company conducts its operations in Taiwan, the Republic of China (“ROC”) by way of contractual arrangements (each an “Affiliated Entity” and collectively, the “Affiliated Entities”) has been listed in Schedule V-C hereto. Each of the Subsidiaries, the Branches and the Affiliated Entities has been duly incorporated, is validly existing as a corporation with limited liability or as a branch and in good standing under the laws of the jurisdiction of its incorporation, has full corporate or other power and authority to own its property and to conduct its business as described in the Registration Statement, General Disclosure Package and the Prospectus. The Company and each of the Subsidiaries, the Branches and the Affiliated Entities are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries, the Branches and the Affiliated Entities taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”).  All of the equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid and non-assessable and are free and clear of all liens, encumbrances, equities or claims. All of the equity interests in each Affiliated Entity have been duly and validly authorized and issued, are fully paid and non-assessable and are owned as directly described in the General Disclosure Package, and, except as described in General Disclosure Package, free and clear of all liens, encumbrances, equities or claims. None of the outstanding share capital or equity interest in any Subsidiary or Affiliated Entity was issued in violation of preemptive or similar rights of any security holder of such Subsidiary or Affiliated Entity. All of the constitutive or organizational documents of each of the Subsidiaries, the Branches and the Affiliated Entities comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries, the Branches and the Affiliated Entities, the Company has no direct or indirect subsidiaries or any other branch or company over which it has direct or indirect effective control.

(vi)                              Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Ordinary Shares registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(vii)                           From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

(viii)                        The outstanding Class A Ordinary Shares have been duly authorized and validly issued and are fully paid and non-assessable; the Class A Ordinary Shares represented by the ADSs to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of shareholders exist with respect to any of the Class A Ordinary Shares or the issue and sale thereof.  Neither the filing of the Registration Statement nor the offering or sale of the Class A Ordinary Shares represented by the ADSs as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Class A Ordinary Shares.

(ix)                              The information set forth under the caption “Description of Share Capital” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct.  All of the Class A Ordinary Shares and Class B ordinary shares of the Company, par value US$0.0001 per share (the “Class B Ordinary Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”) conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.  The form of certificates for the Ordinary Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents.  Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (a) issued any securities; (b) incurred any liability or obligation, direct or contingent, for borrowed money; or (c) declared or paid any dividend or made any other distribution on or in respect to its shares.

(x)                                 All of the Ordinary Shares issuable upon the automatic conversion of the outstanding preferred shares as described in the Registration Statement, the General Disclosure Package and the Prospectus have been duly and validly authorized for issuance; and, prior to or concurrently with the Closing Date, all of the preferred shares will be converted into Ordinary Shares and all such Ordinary Shares will be duly and validly issued and fully paid and non-assessable.

(xi)                              The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the ADSs, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations.  The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

(xii)                           No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.  The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the ADSs.

(xiii)                        The Company (a) has not alone engaged in any Testing-the-Waters Communication and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications.  The Company reconfirms that the Representatives have been authorized to act on its be-half in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto.  “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(xiv)                       Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the General Disclosure Package, complied in all material respects with the Act and, when considered together with the General Disclosure Package as of the Applicable Time, did not and as of the Closing Date and the Additional Closing Date, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xv)                          The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) hereof.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act.  The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(xvi)                       At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering and sale of ADSs as contemplated by the Registration Statement.

(xvii)                    The consolidated financial statements of the Company and the Subsidiaries, the Branches and the Affiliated Entities, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act Securities Exchange Act of 1934, as amended (the “Exchange Act”) and present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, Branches and Affiliated Entities, at the indicated dates and for the indicated periods.  Such financial statements and related schedules have been prepared in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made.  The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.  The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-IFRS financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.  The Company and the Subsidiaries, the Branches and the Affiliated Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(xviii)                 PricewaterhouseCoopers, Taiwan, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries, the Branches and the Affiliated Entities within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(xix)                       Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.  As of the date of the initial filing of the registration statement referred to in Section 1(a)(i) hereof, there were no outstanding personal loans made, directly or in-directly, by the Company to any director or executive officer of the Company.

(xx)                          There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries, the Branches or the Affiliated Entities, or to which any property of the Company or the Subsidiaries, the Branches or the Affiliated Entities is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries, the Branches or the Affiliated Entities would, individually or in the aggregate, have a Material Adverse Effect.  There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so de-scribed in the Registration Statement, the General Disclosure Package or the Prospectus.  There are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus.

(xxi)                       The Company and the Subsidiaries, the Branches and the Affiliated Entities have good and marketable title to all of the properties and as-sets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, the Branches and the Affiliated Entities or (ii) would, individually or in the aggregate, have a Material Adverse Effect.  The Company and the Subsidiaries, the Branches and the Affiliated Entities occupy their leased properties under valid and binding leases.

(xxii)                    (xxii)                    Except for any failures that would not, individually or in the aggregate, be expected to have a Material Adverse Effect: (i) the Company and each of the Subsidiaries, the Branches and the Affiliated Entities have timely filed all national, provincial, local and foreign tax returns required to be filed through the date of this Agreement (or have requested valid extensions thereof) and have paid all taxes (and any related interest, penalties and additions to tax) required to be paid thereon (except as currently being contested in good faith and for which adequate reserves required by IFRS have been created in the applicable financial statements), and (ii) no tax deficiency has been determined adversely to the Company, any of the Subsidiaries, the Branches or the Affiliated Entities (nor does the Company, any of the Subsidiaries, the Branches, or the Affiliated Entities have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company, the Subsidiaries, the Branches or the Affiliated Entities.

(xxiii)                 Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and except in each case as described in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries, the Branches and the Affiliated Entities taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, the Branches or the Affiliated Entities, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and (iii) neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities has sustained any loss or interference with its business that is material to the Company and the Subsidiaries, the Branches and the Affiliated Entities taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(xxiv)                Subsequent to the respective dates as of which information is given in each of the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and the Subsidiaries, the Branches and the Affiliated Entities have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital, short-term debt or long-term debt of the Company and the Subsidiaries, the Branches and the Affiliated Entities, except in each case as described in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(xxv)                   Neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree (including Anti-Money Laundering Laws as defined below) applicable to the Company or any Subsidiary, Branch or Affiliated Entity of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, Branch or Affiliated Entity, or any of their properties or assets, except such violation or default under (ii) and (iii) above that would not result in a Material Adverse Effect.

(xxvi)                The Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, the General Disclosure Package, Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(xxvii)             The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate, limited liability company or similar applicable action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(xxviii)          The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of American Depositary Receipts (“ADRs”) evidencing ADSs and the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(xxix)                The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the memorandum and articles of incorporation of the Company or any Subsidiary, Branch or Affiliated Entity, any agreement or other instrument binding upon the Company or any Subsidiary, Branch or Affiliated Entity, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, Branch or Affiliated Entity, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

(xxx)                   The application of the net proceeds from the offering of ADSs, as described in the General Disclosure Package and the Prospectus, will not (i) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any Subsidiary, Branch or Affiliated Entity, (ii) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any Subsidiary, Branch or Affiliated Entity or (iii) contravene or violate the terms or provisions of any order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, Branch or Affiliated Entity.

(xxxi)                Neither the Company nor any Subsidiary, Branch or Affiliated Entity has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the General Disclosure Package, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any Subsidiary, Branch or Affiliated Entity or, to the Company’s knowledge, any other party to any such contract or agreement.

(xxxii)             Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or such additional steps as may be necessary to qualify the ADSs for public offering by the Underwriters under state securities or Blue Sky laws).

(xxxiii)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and the Subsidiaries, the Branches and the Affiliated Entities (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their business, (ii) are in compliance with the terms and conditions of all Governmental Licenses in all material respects, and all Governmental Licenses are valid and in full force and effect, and (iii) have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(xxxiv)         The Company and the Subsidiaries, the Branches and the Affiliated Entities own or possess the right to use all patents, inventions, trade-marks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights, as well as related rights, such as moral rights and the right to sue for all past, present and future infringements or misappropriations of any of the foregoing, and registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and currently contemplated to be conducted in the future.  Neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities, to the best of their knowledge, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and none of the Company or the Subsidiaries, Branches or Affiliated Entities have received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity resulting from the business conducted by them as set forth in the Registration Statement, the General Disclosure Package or the Prospectus that would result in a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities has received any communication or notice alleging that by conducting their business as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, such parties would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity that would result in a Material Adverse Effect.  The Company knows of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company or the Subsidiaries, the Branches or the Affiliated Entities.  The Company and the Subsidiaries, the Branches and the Affiliated Entities have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets.

(xxxv)    None of the Intellectual Property or technology (including information technology and out-sourced arrangements) employed by the Company or the Subsidiaries, the Branches or the Affiliated Entities has been obtained or is being used by the Company or the Subsidiaries, the Branches or the Affiliated Entities in violation of any contractual obligation in any material respect binding on the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons.  The Company and the Subsidiaries, the Branches and the Affiliated Entities own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, in-formation, and functions used in connection with the business of the Company and the Subsidiaries, the Branches and the Affiliated Entities (the “Company IT Systems”).  The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Subsidiaries, the Branches and the Affiliated Entities as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company and the Subsidiaries, Branches and Affiliated Entities have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices.

(xxxvi)   Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares or ADSs to facilitate the sale or resale of the Shares or ADSs.

(xxxvii)  Neither the Company nor any the Subsidiaries, the Branches or the Affiliated Entities is or, after giving effect to the offering and sale of the ADSs contemplated hereunder and the application of the net proceeds from such sale as de-scribed in the Registration Statement, the General Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(xxxviii) The Company and Subsidiaries, the Branches and the Affiliated Entities maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(xxxix)   The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(xl)          The Company reasonably and in good faith believes that the statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are reliable and accurate, and are based on or derived from sources which the Company reasonably and in good faith believes are reliable, and such data agree with the sources from which they are derived.

(xli)         Neither the Company nor any of the Subsidiaries, Branches or Affiliated Entities, nor any director, officer or employee of the Company or any of the Subsidiaries, Branches or Affiliated Entities nor, to the knowledge of the Company, any agent, representative or other person associated with or acting on behalf of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company, the Subsidiaries, the Branches and the Affiliated Entities have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws and with the representations, warranties and covenants contained herein.

(xlii)        The operations of the Company, the Subsidiaries, the Branches and the Affiliated Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of all jurisdictions where the Company or any of the Subsidiaries, the Branches or the Affiliated Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries, the Branches or the Affiliated Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xliii)       Neither the Company nor any of the Subsidiaries, the Branches, the Affiliated Entities, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council (“UNSC”), the European Union (“EU”) or any EU member state, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority or any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued pursuant to statutory authority, including, without limitation, those issued pursuant to the Iran Sanctions Act, as amended, the Comprehensive Iran Sanctions and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act, or the U.S. Syria Accountability and Lebanese Sovereignty Act, each as amended (collectively, “Sanctions”), including without limitation individuals or entities named on OFAC’s Specially Designated Nationals List, Foreign Sanctions Evaders List, and to the extent dealings are prohibited, individuals named on the Sectoral Sanctions Identifications List, nor is the Company or any of the Subsidiaries, Branches or Affiliated Entities located, organized or resident in a country or territory that is subject to or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the ADSs hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, Branch, Affiliated Entity, joint venture partner or other person or entity (i) to fund or facilitate any activities or business of or with any person that, at the time of such funding or facilitation, is subject to or the target of Sanctions, (ii) to fund or facilitate any activities of or business in, with, or relating to any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; for the past five years, the Company, the Subsidiaries, the Branches and the Affiliated Entities have not engaged in and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country.

(xliv)       Except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, the Company and each of the Subsidiaries, the Branches or the Affiliated Entities carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for companies engaged in similar businesses; neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities have been refused any coverage under insurance policies sought or applied for; and the Company and the Subsidiaries, the Branches and the Affiliated Entities have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(xlv)        There are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater security holders.

(xlvi)       Except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus:  (i) the Company and each Subsidiaries, Branches and Affiliated Entities have complied and are in compliance, in all material respects, with all applicable federal, state, local, foreign and international laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities (“Environmental Laws”); (ii) the Company and each Subsidiaries, Branches and Affiliated Entities have obtained and are in compliance, in all material respects, with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their respective businesses and are not subject to any action to revoke, terminate, cancel, limit, amend or appeal any such permits, licenses, authorizations or approvals; (iii) neither the Company nor any Subsidiary, Branch or Affiliated Entity is a party to any judicial or administrative proceeding (including a notice of violation) under any Environmental Laws (a) to which a governmental authority is also a party and which involves potential monetary sanctions, unless it could reasonably be expected that such proceeding will result in monetary sanctions of less than US$100,000, or (b) which is otherwise material; and no such proceeding has been threatened or is known to be contemplated; (iv) neither the Company nor any Subsidiary, Branch or Affiliated Entity has received notice or is otherwise aware of any pending or threatened material claim or potential liability under Environmental Laws in respect of its past or pre-sent business, operations (including the disposal of hazardous substances at any off-site location), facilities or real property (whether owned, leased or operated) or on account of any predecessor or any person whose liability under any Environmental Laws it has agreed to assume; and neither the Company nor any Subsidiary, Branch or Affiliated Entity is aware of any facts or conditions that could reasonably be expected to give rise to any such claim or liability; and (v) neither the Company nor any Subsidiary, Branch or Affiliated Entity is aware of any matters regarding compliance with existing or reasonably anticipated Environmental Laws, or with any liabilities or other obligations under Environmental Laws (including asset retirement obligations), that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and the Subsidiaries, the Branches and the Affiliated Entities.

(xlvii)      The ADSs have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(xlviii)     There are no relationships, direct or indirect, or related-party transactions involving the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or any other person required to be described in the Registration Statement and the Prospectus which have not been described in such documents and the General Disclosure Package as required.

(xlix)       Except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses.

(l)            Except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, no Subsidiary, Branch or Affiliated Entity of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s or Affiliated Entity’s shares, from any other distribution by such Branch, from repaying to the Company any loans or advances to such Subsidiary, Branch or Affiliated Entity from the Company or from transferring any property or assets of such Subsidiary, Branch or Affiliated Entity to the Company or any other Subsidiary, Branch or Affiliated Entity of the Company.

(li)           No labor disturbance by or dispute with employees of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities exists or, to the knowledge of the Company, is contemplated or threatened.

(lii)          Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, the Branches or the Affiliated Entities, or to any other person.

(liii)         The Company and each of the Subsidiaries, the Branches and the Affiliated Entities have complied, and are presently in compliance with, in all material respects, its privacy and security policies and third-party obligations (imposed by applicable laws, regulations or contracts) regarding the collection, use, transfer, storage, protection, disposal and disclosure by the Company and the Subsidiaries, the Branches and the Affiliated Entities of personally identifiable information and/or any other information collected from or provided by third parties in all material respects; the Company and the Subsidiaries, the Branches and the Affiliated Entities have taken commercially reasonable steps to protect the information technology systems and data used in connection with the operation of the Company and the Subsidiaries, the Branches and the Affiliated Entities. The Company and the Subsidiaries, the Branches and the Affiliated Entities have established commercially reasonable disaster recovery and security plans, procedures and facilities for their operations, including, without limitation, for the information technology systems and data held or used by the Company and/or any of the Subsidiaries, the Branches and the Affiliated Entities. There has been no material security breach or attack or other compromise of or relating to any such information technology system or data.

(liv)         The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in the General Disclosure Package accurately describes: (i) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent public accountants with regard to such disclosure.

(lv)          The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the General Disclosure Package accurately and fully describes: (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (ii) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of the Subsidiaries, the Branches or Affiliated Entities, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”) that are reasonably likely to have a material effect on the liquidity of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or the availability thereof or the requirements of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities for capital resources.

(lvi)         The statements set forth in the General Disclosure Package under the captions “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(lvii)        Neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or the ADSs.

(lviii)       Except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, none of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as a director, officer and/or shareholder.

(lix)         The Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) will not to use any of the proceeds from the sale of the ADSs to repay any outstanding debt owed to any affiliate of any Underwriter.

(lx)          The Company was not a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended, for the year ended December 31, 2017 and, based on the Company’s current projected income, assets and activities and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not expect to be a PFIC in the current or any subsequent taxable year; the Company has no plan or intention to take any action that would result in the Company becoming a PFIC in the future under current laws and regulations.

(lxi)         The Company is a “foreign private issuer” as defined in Rule 405 of the Securities Act.

(lxii)        The Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(lxiii)       No person has (A) any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares, ADSs or any other share capital of or other equity interests in the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or (B) the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and the ADSs, except as provided under this Agreement.

(lxiv)       No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities.

(lxv)        Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

2.             Purchase, Sale and Delivery of the Firm Shares.

(a)           On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of US$[•] per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter on Schedule I hereto, subject to adjustments in accordance with Section 8 hereof.

(b)           Payment for the Firm ADSs to be sold hereunder is to be made in federal (same day) funds against delivery therefor to the Representatives for the several accounts of the Underwriters.  Such payment and delivery are to be made through the facilities of DTC, New York, New York, at 10:00 a.m., New York time, on June [•], 2018 or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date”.  As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed

(c)           In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option ADSs at the price per ADS as set forth in Section 2(a) hereof.  The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such Option ADSs are to be delivered.  The time and date at which Option ADSs are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”).  The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option ADSs being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractional shares.  You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company.  To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day) funds drawn to the order of the Company against delivery therefor through the facilities of DTC, New York, New York.

3.             Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm ADSs as soon as the Representatives deem it advisable to do so.  The Firm ADSs are to be initially offered to the public at the initial public offering price set forth in the Prospectus.  The Representatives may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.             Covenants of the Company.

(a)           The Company covenants and agrees with the several Underwriters that:

(i)            The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (B) not file any amendment to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

(ii)           The Company will (i) not make any offer relating to the Shares or the ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included on Schedule II hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(iii)          The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the Lockup Period (as defined below).

(iv)          The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) when any supplement to the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed, (D) of any request of the Commission for amendment of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, including, but not limited to, any request for information concerning any Written Testing-the-Waters Communication, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any Written Testing-the-Waters Communication, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act, (F) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the General Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading, and (G) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares or the ADSs for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any order referred to in clause (E) or (G) of this paragraph and to obtain as soon as possible the lifting thereof, if issued.

(v)           The Company will cooperate with the Representatives in endeavoring to qualify the Shares and the ADSs for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.  The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares and the ADSs.

(vi)                              The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request.  The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request.  The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request.  The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

(vii)                           The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus.  If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event or development shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(viii)                        If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event or development shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(ix)                              If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by [10:00 P.M.], Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

(x)                                 To make generally available to its security holders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and the Subsidiaries, Branches and Affiliated Entities (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(xi)                              To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) (which may be through the filing of an Annual Report on Form 20-F) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders (which may be through the filing of a Current Report on Form 6-K) consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail.

(xii)                           During a period of three years from the effective date of the Registration Statement, to furnish to the Representatives copies of all material reports or other material communications (financial or other) furnished to shareholders, and to deliver to the Representatives (which may be through the filing at EDGAR) (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

(xiii)                        To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act.

(xiv)                       During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lockup Period”), not to (a) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to Ordinary Shares or ADSs, including but not limited to any options or warrants to purchase Ordinary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares, ADSs or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Ordinary Shares, ADSs or any such other securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise (other than the Ordinary Shares and ADSs to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or upon the conversion of the preferred shares outstanding as of the date of this Agreement),without the Representatives’ prior written consent.

(xv)                          The Company will use its best efforts to list the ADSs, subject to notice of issuance, on the New York Stock Exchange.

(xvi)                       The Company has caused each officer and director and shareholders and option holders of the Company named in Schedule V hereto to execute and deliver to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the “Lockup Agreement”).  If the Representatives, in their sole discretion, agrees to release or waive the restrictions set forth in a Lockup Agreement for an officer or director of the Company and provides the Company with notice of the impending release or waiver, substantially in the form attached as Exhibit B hereto, at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(xvii)                    The Company shall apply the net proceeds of its sale of the Shares and the ADSs as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and in compliance in all material respects with any applicable laws, rules and regulations of any governmental authority having jurisdiction over the Company or the Subsidiaries, Branches or Affiliated Entities and to file such reports with the Commission with respect to the sale of the Shares and ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act. The Company will not, directly or indirectly, use the proceeds of the offering of the Shares and ADSs, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (X) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any Person, or in, with, or relating to any Sanctioned Country; or (Y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing.

(xviii)                 The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares and the ADSs in such a manner as would require the Company or any of the Subsidiaries, Branches or Affiliated Entities to register as an investment company under the 1940 Act.

(xix)                       Prior to the Closing Date or an Option Closing Date, as the case may be, to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that the ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Closing Date or Option Closing Date.

(xx)                          To provide DTC with all the necessary authorizations, information and instructions to enable DTC to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, the General Disclosure Package and the Prospectus.

(xxi)                       Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares and ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(xxii)                    To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement.

(xxiii)                 All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(xxiv)                Prior to the Closing Date or an Option Closing Date, as the case may be, not to issue any press release or other communication directly or indirectly and not to hold any press conferences with respect to the Company or any of its Subsidiaries, Branches or Affiliated Entities, the financial condition, results of operations, business, properties, assets, liabilities or prospects of the Company or any of its Subsidiaries, Branches or Affiliated Entities, or the offering of the Shares and ADSs, without the prior written consent of the Representatives.

(xxv)                   The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

5.                                      Costs and Expenses.

The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the laws of such jurisdictions as the Representatives designate, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the ADSs on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with (such amount not to exceed US$25,000), any required review by the FINRA of the terms of the sale of the Shares and ADSs; (vi) the cost of preparing share certificates or ADSs; (vii) the cost and charges of any transfer agent, registrar or depositary; (viii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Sellers shall not, however, be required to pay for any of the Underwriter’s expenses except as provided in this Section and that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 10 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares and the ADSs.

6.                                      Conditions of Obligations of The Underwriters.

The several obligations of the Underwriters to purchase the Firm ADSs on the Closing Date and the Option ADSs, if any, on an Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or an Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a)                                 The Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.  No stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement, each as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the offering and sale of the Shares or the ADSs.

(b)                                 The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion and negative assurance letter of Kirkland & Ellis International LLP, U.S. counsel for the Company, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(c)                                  The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of Walkers (Singapore) Limited Liability Partnership, Cayman Islands and British Virgin Islands counsel for the Company, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(d)                                 The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of LCS & Partners, ROC counsel for the Company, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(e)                                  The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of Rajah & Tann Singapore LLP, Singapore counsel for the Company, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(f)                                   The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of Mori Hamada & Matsumoto, Japan counsel for the Company, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(g)                                  The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion and negative assurance letter of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, dated such Closing Date or Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)                                 The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of Baker & McKenzie, Taipei, ROC counsel for the Underwriters, dated such Closing Date or Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)                                     The Underwriters shall have received on the Closing Date or an Option Closing Date, as the case may be, an opinion of Patterson Belknap Webb & Tyler, counsel for the Depositary, dated such Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(j)                                    The Underwriters shall have received, on each of the date hereof and the Closing Date or an Option Closing Date, as the case may be, a letter dated such date, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers, Taiwan, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(k)                                 (i)  Neither the Company nor any of the Subsidiaries, the Branches or the Affiliated Entities shall have sustained since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus there shall not have been any change in the share capital, short or long term debt of the Company or any of the Subsidiaries, the Branches or the Affiliated Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, the Branches and the Affiliated Entities, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii) taken as a whole, is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs representing the Shares being delivered at the Closing Date or an Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

(l)                                     The Company shall have furnished or caused to be furnished to the Representatives at the Closing Date or an Option Closing Date, as the case may be, a certificate of two executive officers of the Company, satisfactory to the Representatives, to the effect set forth in Section 6(a) and (k) above and Section 6(u) below, and to the effect as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date or Option Closing Date, as the case may be, and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date or Option Closing Date, as the case may be.

(m)                             On the date of the Prospectus at a time prior to the execution of this Agreement and at the Closing Date or an Option Closing Date, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representatives an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representatives.

(n)                                 The Depositary shall have furnished or caused to be furnished to the Representatives at the Closing Date or an Option Closing Date, as the case may be, certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADSs to be delivered by the Company at such Closing Date or Option Closing Date, as the case may be, and the issuance and delivery of uncertificated ADSs pursuant to the Deposit Agreement as evidenced by entries registered under the Direct Registration System administered by DTC.

(o)                                 The Firm ADSs and Option ADSs, if any, have been duly listed on the New York Stock Exchange.

(p)                                 The Lockup Agreements are in full force and effect.

(q)                                 There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any governmental authority or before any governmental authority, in each case with due authority, against or involving any party hereto, in the Cayman Islands, ROC, Singapore, Japan or elsewhere, that seeks to declare the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the New York Stock Exchange or the transactions contemplated by this Agreement and the Deposit Agreement to be non-compliant, unlawful or illegal under Cayman Islands, ROC, Singapore or Japan laws, rules and regulations.

(r)                                    The Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request, including, without limitation, certificates of officers of the Company reasonably satisfactory to the Representatives with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs.

(s)                                   The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Simpson Thacher & Bartlett LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or an Option Closing Date, as the case may be.

In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 7 hereof).

7.                                      Indemnification.

(a)                                 The Company agrees:

(i)                                     to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus, the ADS Registration Statement or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the ADS Registration Statement or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 hereof; and

(ii)                                  to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)                                 Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i)  any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the ADS Registration Statement or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the ADS Registration Statement or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 hereof.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 7(a) or (b)  hereof shall be available to any party who shall fail to give notice as provided in this Section 7(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b) hereof.  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 7(a) hereof and by the Company in the case of parties indemnified pursuant to Section 7(b) hereof.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)                                 To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares and the ADSs.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company a on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the exclusive jurisdiction of (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), agrees that process issuing from such courts may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.  The Company irrevocably appoints Cogency Global Inc. as their agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

(f)                                   Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any ADSs and payment therefor hereunder, and (iii) any termination of this Agreement.  A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.                                      Default by Underwriters.

If on the Closing Date or an Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the ADSs which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the ADSs which the defaulting Underwriter or Underwriters failed to purchase.  If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the ADSs agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the ADSs to be purchased on the Closing Date or an Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of ADSs which they are obligated to purchase hereunder, to purchase the ADSs which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of ADSs with respect to which such default shall occur exceeds 10% of the ADSs to be purchased on the Closing Date or an Option Closing Date, as the case may be, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5 and 7 hereof.  In the event of a default by any Underwriter or Underwriters, as set forth in this Section 8, the Closing Date or an Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter.  Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.                                      Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: (a) if to the Underwriters, to (i) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: [•], fax: [•]; and (ii) Deutsche Bank Securities Inc., [60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Equity Capital Markets — Syndicate Desk, fax: (212) 797-9344 , with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4564]; and (b) if to the Company.

10.                               Termination.

This Agreement may be terminated by you by notice to the Company (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, the Branches and the Affiliated Entities taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, Cayman Islands, ROC, Singapore, Japan or Hong Kong would, in your judgment, materially impair the investment quality of the Shares or the ADSs; (iii) suspension of trading in securities generally on the New York Stock Exchange, the NASDAQ Global Market or The Stock Exchange of Hong Kong or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (v) the declaration of a banking moratorium by the United States or New York State, Cayman Islands, ROC, Singapore, Japan or Hong Kong authorities; (vi) the suspension of trading of the Company’s ADSs by the New York Stock Exchange, the Commission or any other governmental authority; or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States, Cayman Islands, ROC, Singapore, Japan or Hong Kong; or (b) as provided in Sections 6 and 8 of this Agreement.

11.                               Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign merely because of such purchase.

12.                               Information Provided by Underwriters.

The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus consists of the information set forth in the fifth (with respective to itself) and seventeenth paragraphs under the caption “Underwriting” in the Prospectus.

13.                               Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement,  (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or controlling person thereof, as the case may be, and (c) delivery of and payment for the ADSs under this Agreement.

The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.  Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in the Specified Courts, and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  The Company irrevocably appoints Cogency Global Inc. as their agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders), on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

M17 ENTERTAINMENT LIMITED

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.

As Representatives of the several
Underwriters listed on Schedule I hereto

By:	CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

By:	DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm ADSs to be Purchased
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Daiwa Capital Markets America Inc.
Mizuho Securities USA LLC

Total

SCHEDULE II

1.                                      General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

a.                                      [•]

b.                                      [•]

2.                                      Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

a.                                      [•]

b.                                      [•]

SCHEDULE III

1.                                      All written communications used in testing-the-water meetings with potential investors in reliance on Section 5(d) of the U.S. Securities Act of 1933, as amended, and submitted to the U.S. Securities and Exchange Commission.

SCHEDULE IV

A.                                    SUBSIDIARIES OF THE COMPANY

Name	Place of Incorporation
Paktor Pte. Ltd.	Singapore
Gaigai Pte Ltd.	Singapore
Machipopo, Inc.	British Virgin Islands
17 Media (H.K.) Limited	Hong Kong
Paktor MY Sbn Bhd	Malaysia
17 Media Japan Inc.	Japan

B.                                    BRANCHES OF THE COMPANY

Name	Place of Registration
Paktor Pte. Ltd. Taiwan branch	Taiwan, ROC
Machipopo, Inc. Taiwan branch	Taiwan, ROC

C.                                    AFFILIATED ENTITIES OF THE COMPANY

Name	Place of Incorporation
Unicorn Entertainment Ltd.	Taiwan, ROC
Crazy Entertainment Ltd.	Taiwan, ROC
Machi E-Sports Ltd.	Taiwan, ROC
17 Production Ltd.	Taiwan, ROC

SCHEDULE V

LIST OF LOCKED-UP PARTIES

1.              All directors and executive officers of the Company:

a.              Joseph Jiexian Phua

b.              Jeffrey Li-Tchen Huang

c.               Akio Tanaka

d.              Joseph Li-An Huang

e.               Shang-Hsiu Koo

f.                Jing Shen Ng

g.               Andrew Mu-Ning Chang

2.              All ordinary and preferred shareholders of the Company:

a.              [                  ]

3.              Option holders of the Company:

a.              [                  ]

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

[Date], 2018

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

As Representatives of the

Several Underwriters

c/o  Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

United States

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

United States

Dear Ladies and Gentlemen:

The undersigned understands that Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives (each, a “Representative,” and collectively, the “Representatives”) of the several underwriters (the “Underwriters”) under the Underwriting Agreement, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with M17 Entertainment Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives, of a certain number of Class A ordinary shares, par value US$0.0001 per share, of the Company (together, with the Class B ordinary shares, par value US$0.0001 per share, of the Company, the “Ordinary Shares”) in the form of American Depositary Shares (“American Depositary Shares”).

Ex. A-1

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or American Depositary Shares (collectively, the “Securities”) beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for the Securities or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to the Securities or other securities of the Company acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of the Securities or any security convertible into the Securities as a bona fide gift, (c) distributions of shares of the Securities or any security convertible into the Securities to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver to the Representatives a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Securities, provided that such plan does not provide for the transfer of the Securities during the Restricted Period and to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of the Securities may be made under such plan during the Restricted Period, (e) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the re-strictions set forth herein, and provided further that any such transfer shall not involve a disposi-tion for value, (f) that are transferred to the Company for the primary purpose of satisfying any tax or other governmental withholding obligation, through cashless surrender or otherwise, with respect to any award of equity-based compensation granted pursuant to the Company’s equity incentive plans that are disclosed in the prospectus or in connection with tax or other obligations as a result of testate succession or intestate distribution, or (g) transactions contemplated by the Underwriting Agreement and the sale and transfer of Shares by the undersigned to the Underwriters in the Public Offering. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Securities unless such transfer is in compliance with the foregoing restrictions.

[If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Securities, one of the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.]

Ex. A-2

The undersigned understands that the Company and the Underwriters are relying upon this letter in proceeding toward consummation of the Public Offering. The undersigned further understands that this letter is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representatives on behalf of the Underwriters.

This Lock-Up Agreement shall terminate and the undersigned shall be released from its ob-ligations hereunder on the earlier of (i) the date that the Company advises the Representatives prior to the execution of the Underwriting Agreement that it has determined not to proceed with the Public Offering, (ii) June 30, 2018, if the Underwriting Agreement shall not have been signed by that date, or (iii) the termination of the Underwriting Agreement before the closing of the Public Offering.

This letter is governed by, and to be construed in accordance with, the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name)

(Address)

Ex. A-3

EXHIBIT B

FORM OF WAIVER

M17 Entertainment Limited

[Date]

[Name and Address of
Officer or Director
Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by M17 Entertainment Limited (the “Company”) of [•] Class A ordinary shares, par value US$0.0001 per share (the “Ordinary Share”), of the Company and the lock-up letter dated [       ], 2018 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [      ], 20[    ] , with respect to [          ] Ordinary Shares (the “Shares”).

The undersigned hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [        ], 20[    ]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release].  This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Ex. B-1

Yours very truly,

Acting severally on behalf of themselves and the several Underwriters named in Schedule I the Underwriting Agreement dated [•], 2018

Citigroup Global Markets Inc.

By:
Name:
Title:

Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

cc:  Company

Ex. B-2

EXHIBIT C

FORM OF PRESS RELEASE

M17 Entertainment Limited
[Date]

M17 Entertainment Limited (the “Company”) announced today that Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., the lead book-running manager in the Company’s recent public sale of Class A ordinary shares in the form of American depositary shares, is [waiving] [releasing] a lock-up restriction with respect to [        ] Class A ordinary shares of the Company held by [certain officers or directors] [an officer or director] of the Company.  The [waiver] [release] will take effect on [         ], 20[    ], and such Class A ordinary shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Ex. C-1